                        NORTHEAST DIGITAL NETWORKS, INC.
                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         KNOW ALL MEN BY THESE PRESENTS that I (we), the undersigned Stockholder(s) of Northeast Digital Networks, Inc. (the "Company"), do hereby nominate, constitute and appoint Joseph A. Rosio, with full power to act alone, my (our) true and lawful attorney(s) with full power of substitution, for me
(us) and in my (our) name, place and stead to vote all the Common Stock of said Company, standing in my (our) name on the books on the record date, August 25, 2000, at the Special Meeting of its Stockholders to be held at the Offices of Feldman Sherb & Co., P.C. at 805 Third Avenue, New York, New York, on September 29, 2000, at 3:00 p.m., local time, or at any postponement or adjournment thereof, with all the powers the undersigned would possess if personally present.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BELOW. IN THE ABSENCE OF ANY DIRECTION, THE SHARES REPRESENTED HEREBY WILL BE VOTED FOR THE (A) RATIFICATION OF THE APPOINTMENT OF THE AUDITORS, (B) APPROVAL OF THE PROPOSAL TO ADOPT THE COMPANY'S 2000 STOCK OPTION PLAN, (C) APPROVAL OF PROPOSAL TO INCREASE AUTHORIZED SHARES, (D) APPROVAL OF THE PROPOSAL TO REVERSE STOCK SPLIT ALL ISSUED AND OUTSTANDING COMMON STOCK OF THE COMPANY AND (E) APPROVAL OF THE PROPOSAL TO CHANGE THE PAR VALUE OF THE COMPANY'S COMMON STOCK FROM $0.60 TO $0.001 PER SHARE.

[ ] Please mark your votes in this example.

1. Approval of the appointment of Feldman Sherb & Co., P.C., as independent auditors of the Company for the fiscal year ending March 31, 2000.

                           [ ] For          [ ] Against       [ ] Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL.

2.   Approval of the proposal to adopt the Company's 2000 Stock Option Plan.

                           [ ] For          [ ] Against       [ ] Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL.

3. Approval of the proposal to increase the authorized shares of Common Stock of the Company from 40,000,000 shares to 300,000,000 shares.

                           [ ] For          [ ] Against       [ ] Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL.

4. Approval of the proposal to reverse stock split all issued and outstanding shares of common stock of the Company and in accordance with such reverse stock split to add those shares of common stock otherwise canceled as a result of the reverse stock split to the Company's currently authorized shares thereby increasing the number of authorized and unissued shares of its common stock; it being understood that the number of currently authorized but unissued shares of Company common stock are not subject to reversal.

                           [ ] For          [ ] Against       [ ] Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL.

5. Approval of the proposal to change the par value of the Company's common stock from $0.60 to $0.001 per share.

                           [ ] For          [ ] Against       [ ] Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL.

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

                                           SIGNATURE(S) ________________________

                                                        ------------------------

                                           DATE ________________________________

NOTE: PLEASE SIGN EXACTLY AS THE NAME(S) APPEAR HEREON. JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

                        NORTHEAST DIGITAL NETWORKS, INC.
                                  P.O. BOX 1400
                                WANTAGH, NY 11793

                                                     August 29, 2000

Dear Stockholder:

         You are cordially invited to attend the Special Meeting (the "Special Meeting") of Stockholders of Northeast Digital Networks, Inc. (the "Company"), which will be held at the Offices of Feldman Sherb & Co., P.C. at 805 Third Avenue, New York, New York, on September 29 , 2000, commencing at 3:00 p.m. (local time). By attending the meeting, you will have an opportunity to hear a report on the current and proposed operations of your Company and to meet your directors and executives. We look forward to greeting as many of our stockholders as are able to be with us.

         At the Special Meeting, you will be asked to (1) ratify the Board of Directors' action of its appointment of Feldman Sherb & Co., P.C. as the Company's independent public accountants for the fiscal year ending March 31, 2000; (2) consider and act upon the proposal to adopt the Northeast Digital Networks, Inc. 2000 Stock Option Plan; (3) consider and act upon the proposal to increase authorized shares of Common Stock of the Company from 40,000,000 shares to 300,000,000 shares, (4) consider and act upon the proposal to approve a reverse stock split of all issued and outstanding shares of Company common stock thereby reducing the number of issued and outstanding shares in accordance with such reverse stock split and adding those shares of common stock otherwise canceled as a result of the reverse stock split to the Company's currently authorized shares thereby increasing the number of authorized and unissued shares of its common stock; it being understood that the number of currently authorized but unissued shares of Company common stock are not subject to reversal, (5) consider and act upon the proposal to change the par value of the Company's common stock from $0.60 to $0.00l per share and (6) transact such other business as may properly come before the Special Meeting and any adjournment thereof.

         We hope you will find it convenient to attend the meeting in person. Whether or not you expect to attend, to assure your representation at the meeting and the presence of a quorum, please read the Proxy Statement, then complete, date, sign and mail promptly the enclosed proxy card (the "Proxy"), for which a return envelope is provided. No postage need be affixed to the Proxy if it is mailed in the United States. After returning your Proxy, you may, of course, vote in person on all matters brought before the meeting.

                                                     Yours sincerely,




                                                     Joseph A. Rosio
                                                     Chairman of the Board

                        NORTHEAST DIGITAL NETWORKS, INC.
                                  P.O. Box 1400
                                Wantagh, NY 11793
                          ----------------------------
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 29, 2000

         NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the "Special Meeting") of Northeast Digital Networks, Inc., a Delaware corporation (the "Company"), will be held at the Offices of Feldman Sherb & Co., P.C. at 805 Third Avenue, New York, New York, on September 29 , 2000, at 3:00 p.m. (local time) for the purpose of considering and voting upon the following matters:

         (1) To ratify the Board of Directors' action of its appointment of Feldman Sherb & Co., P.C. as the Company's independent public accountants for the fiscal year ending March 31, 2000;

         (2) To consider and act upon a proposal to adopt the Northeast Digital Networks, Inc. 2000 Stock Option Plan;

         (3) To consider and act upon the proposal to increase authorized shares of Common Stock of the Company from 40,000,000 shares to 300,000,000 shares.

         (4) To consider and act upon a proposal to approve a reverse stock split of all issued and outstanding shares of Company common stock thereby reducing the number of issued and outstanding shares in accordance with such reverse stock split and adding those shares of common stock otherwise canceled as a result of the reverse stock split to the Company's currently authorized shares thereby increasing the number of authorized and unissued shares of its common stock; it being understood that the number of currently authorized but unissued shares of Company common stock are not subject to reversal.

         (5) To consider and act upon the proposal to change the par value of the Company's common stock from $0.60 to $0.00l per share; and

         (6) To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

         The accompanying proxy is solicited by the Board of Directors of the Company.

         Only stockholders of record as of the close of business on August 25, 2000 are entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Such stockholders may vote in person or by proxy.

         You are cordially invited to be present at the Special Meeting. It is important to you and the Company that your shares be voted at the Special Meeting.

                                              By Order of the Board of Directors


                                              Joseph A. Rosio
                                              Chairman of the Board

August 29, 2000

                                IMPORTANT NOTICE:

         WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT CAREFULLY AND THEN TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. AS SET FORTH IN THE PROXY STATEMENT, THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND AND TO VOTE AT THE SPECIAL MEETING.

                        NORTHEAST DIGITAL NETWORKS, INC.
                         ------------------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 29, 2000

         This Proxy Statement and the  accompanying  form of proxy ("Proxy") are being furnished to the stockholders of Northeast Digital Networks, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of Proxies by the Board of Directors of the Company for use at the Special Meeting of Stockholders (the "Special Meeting") to be held at the Offices of Feldman Sherb & Co., P.C. at 805 Third Avenue, New York, New York, on September 29 , 2000, at 3:00 p.m. (local time) and at any adjournment thereof. Only stockholders of record as of the close of business on August 25, 2000 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting.

         This Proxy Statement and the accompanying Proxy are being sent or given to the stockholders on or about August 25, 2000.

         At the Special Meeting, the Stockholders of the Company will be asked to: (1) ratify the Board of Directors' action of its appointment of Feldman Sherb & Co., P.C. as the Company's independent public accountants for the fiscal year ending March 31, 2000; (2) consider and act upon the proposal to adopt the Northeast Digital Networks, Inc. 2000 Stock Option Plan; (3) consider and act upon the proposal to increase authorized shares of Common Stock of the Company from 40,000,000 shares to 300,000,000 shares, (4) consider and act upon the proposal to approve a reverse stock split of all issued and outstanding shares of Company common stock thereby reducing the number of issued and outstanding shares in accordance with such reverse stock split and adding those shares of common stock otherwise canceled as a result of the reverse stock split to the Company's currently authorized shares thereby increasing the number of authorized and unissued shares of its common stock; it being understood that the number of currently authorized but unissued shares of Company common stock are not subject to reversal, (5) consider and act upon the proposal to change the par value of the Company's common stock from $0.60 to $0.00l per share and (6) transact such other business as may properly come before the Special Meeting and any adjournment thereof.

         Principal executive offices of the Company are located at P.O. Box 1400, Wantagh, New York 11793.

         STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                     GENERAL

SOLICITATION OF PROXIES

         If the accompanying Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified in the proxy. In the absence of instructions to the contrary, such shares will be voted to (1) ratify the Board of Directors' action of its appointment of Feldman Sherb & Co., P.C. as the Company's independent public accountants for the fiscal year ending March 31, 2000; (2) adopt the Northeast Digital Networks, Inc. 2000 Stock Option Plan; (3) increase authorized shares of Common Stock of the Company from 40,000,000 shares to 300,000,000 shares, (4) approve a reverse stock split of all issued and outstanding shares of Company common stock thereby reducing the number of issued and outstanding shares in accordance with such reverse stock split and adding those shares of common stock otherwise canceled as a result of the reverse stock split to its currently authorized shares thereby increasing the number of authorized and unissued shares of the Company's common stock; it being understood that the number of currently authorized but unissued shares of Company common stock are not subject to reversal, (5) change the par value of the Company's common stock from $0.60 to $0.00l per share and (6) transact such other business as may properly come before the Special Meeting and any adjournment thereof. The Board of Directors does not currently intend to bring any other matters before the Special Meeting and is not aware of any matters that will come before the Special Meeting other than as described herein. In the absence of instructions to the contrary, however, it is the intention of each of the persons named in the accompanying proxy to vote all properly executed Proxies on behalf of the stockholders they represent in accordance with their discretion with respect to any such other matters properly coming before the Special Meeting. The expenses with respect to this solicitation of Proxies will be paid by the Company.

REVOCATION OF PROXIES

         Any stockholder may revoke such stockholder's Proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation). A Proxy may be revoked by written notice of revocation received prior to the Special Meeting, by attending the Special Meeting and voting in person or by submitting a signed proxy bearing a subsequent date. A written notice revoking a previously executed Proxy should be sent to the Company at P.O. Box 1400, Wantagh, New York 11793, Attention: Mr. Joseph A. Rosio. Attendance at the Special Meeting will not in and of itself constitute a revocation of a Proxy.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

         Only holders of record of the Common Stock of the Company as of the close of business on the Record Date will be entitled to vote at the Special Meeting. Each share of Common Stock entitles the registered holder thereof to one vote on each matter to come before the Special Meeting. As of the close of business on August 25, 2000, there were 26,648,879 shares of the Common Stock outstanding.

         The presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Special Meeting will constitute a quorum. Each outstanding share is entitled to one vote at the meeting for all items set forth in the Notice and Proxy.

         Ratification of Proposal 1 as well as stockholder approval of Proposals 2 through 5 inclusive each require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote.

         Votes that are withheld will be counted for purposes of determining the presence or absence of a quorum but will have no other effect. Abstention and broker non-votes, if any, will similarly be counted for purposes of determining the presence or absence of a quorum but will have no other effect on the vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Common Stock as of August 25, 2000 (except where otherwise noted) with respect to (a) each person known by the Registrant to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (b) each director of the Registrant, (c) the Registrant's executive officers and (d) all officers and directors of the Registrant as a group. Except as indicated in the footnotes to the table, all of such shares of Common Stock are owned with sole voting and investment power. The title of class of all securities indicated below is Common Stock with $.60 par value per share.

                                       No. Of Shares      Percentage of
                                       Beneficially     Shs. Beneficially
Name and Address of Beneficial Owner     Owned (1)           Owned (1)
------------------------------------   --------------   -----------------
Joseph A. Rosio                         1,810,000(2)            %
c/o Northeast Digital Networks, Inc.
P.O. Box 1400
Wantagh, New York   11793

Meridian Equities, Inc.                          (3)            %
Tower 56
126 EAST 56TH STREET, 19TH Floor
New York, New York   10022

Investquest                             6,088,816               %
c/o Thomson Kernaghan & Co. Ltd.
365 Bay Street
Toronto, Ontario M5H 2V2
Canada

Dominion Capital Fund, Ltd. (4)                  (5)            %
Bahamas Financial Centre
Shirley & Charlotte Streets
P.O. Box CB 13136
Nassau, Bahamas

Canadian Advantage Limited Partnership (4)       (6)            %
c/o Thomson Kernaghan & Co. Ltd.
365 Bay Street
Toronto, Ontario M5H 2V2
Canada

SOVEREIGN PARTNERS LP (4)                        (7)            %
90 Grove Street - Suite 01
Ridgefield, Connecticut  06877

All directors and officers as
 a group (one person)                   5,035,000(2)            %

(1) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date indicated above upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date indicated above, have been exercised.

(2) The number of shares indicated include (a) 35,000 shares of common stock, (b) warrants to purchase (through September 2007) up to 1,000,000 shares of Company common stock at an exercise price of $0.09375 per share, (c) incentive stock options ("ISO's") to purchase

         (through September 2007) up to 200,000 shares of Company common stock at an exercise price of $0.3125 per share and (d) an aggregate of 575,000 Non-ISO's with 300,000 of such Non-ISO's exercisable (through September 2007) at $0.3125 per share and the balance of 275,000 Non-ISO's exercisable (through December 2008) at $0.375 per share.

(3) As of August 25, 2000, an aggregate principal outstanding balance (exclusive of interest) for those convertible promissory notes (the "Convertible Notes") referred to herein amounts to $596,165. Accordingly, beneficial ownership indicated above includes __________ shares which normally could be issued at any time, upon conversion of the two previously issued Convertible Notes. The first of such two Convertible Notes is dated July 27, 1999, matures July 27, 2000 and is in the principal amount of $316,165 with interest at the rate of 10% per annum. The second of such notes is dated January 27, 2000, matures January 27, 2001 and is in the principal amount of $280,000 with interest at the rate of 10% per annum. The July 27, 1999 Convertible
         Note is convertible at a price equal to the lesser of (a) $0.065 per share or (b) 35% discount from the average closing bid price for the common stock in the OTC market for the five trading days immediately preceding date of conversion while the conversion rate on the January 27, 2000 Convertible Note is convertable at a price equal to the lesser of $0.055 per share or the aforesaid 35% discount. For purposes of the computations contained herein we are assuming a conversion price based upon record date information, at which time the bid price was $______. Meridian Equities, Inc. ("Meridian") is managed and directed by Charles Victor Patterson, its sole director. Voting control of Meridian's shares is exercised by Mr. Patterson, a Bahamas Company controlled by Mr. Patterson. None of these Convertible Notes are owned by officers and/or directors of the Company.

         The foregoing information contained in footnote 3 above assumes conversion based upon the indicated discount from market based upon the last reported sales price on August 25, 2000. This number of shares, if issued, would require disclosure of beneficial ownership of in excess of 5%. However, pursuant to terms of Convertible Notes, the holder thereof may not beneficially own more than 4.9% of outstanding Company shares. The 4.9% limitation is only contractual in nature.

(4) Dominion Capital Fund, Ltd. and Canadian Advantage Limited Partnership each own both Series C and Series D Convertible Preferred Stock while Sovereign Partners LP owns Series D Convertible Preferred Stock only. All Series C Convertible Preferred Stock is convertible at 35% discount from the average closing bid price for the five consecutive trading days prior to conversion and all Series D Convertible Preferred Stock is convertible at 25% discount from the average closing bid price for the five consecutive trading days prior to conversion. Pursuant to the terms of both the Series C and Series D Convertible Preferred Stock, the holders thereof may not beneficially own more than 4.99% of outstanding Company shares. The 4.99% limitation is only contractual by nature.

         As of August 25, 2000 the aggregate of unconverted Series C and Series D Convertible Preferred Stock (exclusive of 10% dividend) held by those entities referred to in footnotes 5 through 7 inclusive below amounts to $2,935,000. None of these Preferred Shares are owned by officers and/or directros of the Company.

(5) Includes _________ shares currently owned as well as up to _________ shares which normally could be issued, at any time, upon conversion of Convertible Preferred Stock referred to in footnote 4 above. Dominion Capital Fund, Ltd. is managed and directed by Navigator Management Limited, a Bahamas Company, and its sole director is Navigator Management Limited which is controlled by David Sims. Voting control of Dominion Capital Fund, Ltd.'s shares is exercised by Livingstone Asset Management Limited, a Bahamas Company controlled by David Sims.

(6) Includes _______ shares currently owned as well as up to _________ shares which normally could be issued, at any time, upon conversion of Convertible Preferred Stock referred to in footnote 4 above. Canadian Advantage Limited Partnership is managed and directed by VMH International Ltd. its sole director. Voting control of Canadian Advantage Limited Partnership's shares is exercised by VMH International Ltd., a Bahamas Company controlled by Mark Valentine.

(7) Includes up to _________ shares which normally could be issued, at any time, upon conversion of Convertible Preferred Stock referred to in footnote 4 above. Sovereign Partners LP who is managed by and has voting control of Sovereign Partners LP is Southridge Capital Management LLC, P.P., Steven Hicks (President) - Connecticut.

            PROPOSAL NO. 1 PROPOSAL TO RATIFY THE BOARD OF DIRECTORS'
                    SELECTION OF FELDMAN SHERB & CO., P.C. AS
                      INDEPENDENT AUDITORS FOR THE COMPANY

         On June 1, 2000 the Board of Directors selected Feldman Sherb & Co., P.C. as the Company's auditors for the fiscal year ending March 31, 2000. Feldman Sherb & Co., PC. has audited the books, records and accounts of the Company for the fiscal year ended March 31, 1999. Representatives of Feldman Sherb & Co., P.C. are expected to attend the Special Meeting, will have the opportunity to make a statement if they so choose and will be available to respond to appropriate questions.

         During the two most recent fiscal years prior to March 31, 1998 and subsequent interim period, if any, there were no disagreements made known or expressed to management by its former accountants (Wiss & Co. LLP), who audited the Company's books and records for fiscal year ended March 31, 1998 and three months ended March 31, 1997 and Stetz, Belgiovine CPA's, P.C. who audited the Company's books and records for fiscal year ended December 31, 1997, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements (if not resolved to the satisfaction of the former accountants) would have caused them to make reference in connection with their report to the subject matter of the disagreements. Such former accountants' report on the financial statements of the Company for the years indicated did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles.

         During the two most recent fiscal years, and any subsequent interim period neither the Company nor anyone on the Company's behalf consulted the newly engaged accountants regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

VOTE REQUIRED FOR APPROVAL

         Ratification of the selection of Feldman Sherb & Co., P.C. as independent public accountants will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by Proxy at the Special Meeting and entitled to vote.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
          VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF FELDMAN SHERB
           & CO., P.C. AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR
                              ENDED MARCH 31, 2000.

        PROPOSAL NO. 2 - APPROVAL OF THE NORTHEAST DIGITAL NETWORKS, INC.
                             2000 STOCK OPTION PLAN

         The Board of Directors in July 2000 adopted the Company's 2000 Non-Statutory Stock Option Plan so as to provide a critical long-term incentive for employees, non-employee directors, consultants, attorneys and advisors of the Company and its subsidiaries. The Board of Directors believes that the Company's policy of granting stock options to such persons will continue to provide it with a critical advantage in attracting and retaining qualified candidates. In addition, the Stock Option Plan is intended to provide the Company with maximum flexibility to compensate plan participants. It is expected that such flexibility will be an integral part of the Company's policy to encourage employees, non-employee directors, consultants, attorneys and advisors to focus on the long-term growth of stockholder value. The Board of Directors believes that important advantages to the Company are gained by an option program such as the 2000 Non-Statutory Stock Option Plan which includes incentives for motivating employees of the Company, while at the same time promoting a closer identity of interest between employees, non-employee directors, consultants, attorneys and advisors on the one hand, and the stockholders on the other.

         The principal terms of the Stock Option Plan are summarized below and a copy of the Stock Option Plan is annexed to this Proxy Statement as Exhibit A. The summary of the Stock Option Plan set forth below is not intended to be a complete description thereof and such summary is qualified in its entirety by the actual text of the Stock Option Plan to which reference is made.

SUMMARY DESCRIPTION OF THE NORTHEAST DIGITAL NETWORKS, INC. 2000 NON-STATUTORY STOCK OPTION PLAN

         The purpose of the Non-Statutory Stock Option Plan ("Plan"), attached hereto as Exhibit A, is to provide directors, officers and employees of, consultants, attorneys and advisors to the Company and its subsidiaries with additional incentives by increasing their ownership interest in the Company. Directors, officers and other employees of the Company and its subsidiaries are eligible to participate in the Plan. Options in the form of Non-Statutory Stock Options ("NSO") may also be granted to directors who are not employed by the Company and consultants, attorneys and advisors to the Company providing valuable services to the Company and its subsidiaries. In addition, individuals who have agreed to become an employee of, director of or an attorney, consultant or advisor to the Company and/or its subsidiaries are eligible for option grants, conditional in each case on actual employment, directorship or attorney, advisor and/or consultant status. The Plan provides for the issuance of NSO's only, which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, as amended.

         The maximum number of options that may be granted under this Plan shall be options to purchase 4,000,000 shares of Common Stock.

         The Board of Directors of the Company or a Compensation Committee (once established) will administer the Stock Option Plan with the discretion generally to determine the terms of any option grant, including the number of option shares, exercise price, term, vesting schedule and the post-termination exercise period. Notwithstanding this discretion (i) the term of any option may not exceed 10 years and (ii) an option will terminate as follows: (a) if such termination is on account of termination of employment for any reason other than death, without cause, such options shall terminate one year thereafter; (b) if such termination is on account of death, such options shall terminate 15 months thereafter; and (c) if such termination is for cause (as determined by the Board of Directors and/or Compensation Committee), such options shall terminate immediately. Unless otherwise determined by the Board of Directors or Compensation Committee, the exercise price per share of Common Stock subject to an option shall be equal to no less than 50% of the fair market value of the Common Stock on the date such option is granted. No NSO shall be assignable or otherwise transferable except by will or the laws of descent and distribution or except as permitted in accordance with SEC Release No.33-7646 as effective April 7, 1999 and in particular that portion thereof which expands upon transferability as is contained in Article III entitled "Transferable Options and Proxy Reporting" as indicated in Section A 1 through 4 inclusive and Section B thereof.

         The Stock Option Plan may be amended, altered, suspended, discontinued or terminated by the Board of Directors without further stockholder approval, unless such approval is required by law or regulation or under the rules of the stock exchange or automated quotation system on which the Common Stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the Stock Option Plan or broaden eligibility except that no amendment or alteration to the Plan shall be made without the approval of stockholders which would (a) increase the total number of shares reserved for the purposes of the Plan or decrease the NSO price (except as provided in paragraph 9 of the Plan) or change the classes of persons eligible to participate in the Plan or (b) extend the NSO period or (c) materially increase the benefits accruing to Plan participants or (d) materially modify Plan participation eligibility requirements or (e) extend the expiration date of the Plan. Unless otherwise indicated the Stock Option Plan will remain in effect until terminated by the Board of Directors.

FEDERAL TAX CONSEQUENCES

         The following is a brief description of the federal income tax consequences generally arising with respect to options that may be granted under the Stock Option Plan. This discussion is only intended for the information of stockholders considering how to vote at the Special Meeting, and not as tax guidance to individuals who participate in the Stock Option Plan.

         The grant of an option will create no tax consequences for the grantee or the Company. Upon exercising a NSO, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non- forfeitable stock received. In such case, the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

         The participant's disposition of shares acquired upon the exercise of an option generally will result in capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares.

         Additionally,   the   following   tax  effects  on  Stock  Option  Plan
participation may be considered:

         Tax Treatment to the Participants. The Stock Option Plan provides for the grant of nonqualified stock options. A description of these options and certain federal income tax aspects associated therewith is set forth below. Because tax results may vary due to individual circumstances, each participant in the Stock Option Plan is urged to consult his personal tax adviser with respect to the tax consequences of the exercise of an option or the sale of stock received upon the exercise thereof, especially with respect to the effect of state tax laws.

         Federal Income Tax Treatment of Nonqualified Stock Options. No income is recognized by an optionee when a non-qualified stock option is granted. Except as described below, upon exercise of a nonqualified stock option, an optionee is treated as having received ordinary income at the time of exercise in an amount equal to the difference between the option price paid and the then fair market value of the Common Stock acquired. The Company is entitled to a deduction at the same time and in a corresponding amount. The optionee's basis in the Common Stock acquired upon exercise of a nonqualified stock option is equal to the option price plus the amount of ordinary income recognized, and any gain or loss thereafter recognized upon disposition of the Common Stock is treated as capital gain or loss.

         Stock acquired by "insiders' (i.e., officers, directors or persons holding 10% or more of the stock of the Company who are subject to the restrictions on short-swing trading imposed by Section 16(b) of the Securities Exchange Act of 1934) upon exercise of nonqualified stock options constitutes "restricted property" and, unless the optionee elects otherwise, the recognition of income upon exercise is deferred to the date upon which the stock acquired upon exercise may first be sold without incurring Section 16(b) liability

(generally six months after exercise). If such an optionee does not elect to recognize income upon exercise, the insider will realize ordinary income in an amount equal to the difference between the option price and the fair market value on the date the stock may first be sold without incurring Section 16(b) liability.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the outstanding shares of the Common Stock present in person or represented by Proxy at the Special Meeting and entitled to vote is required to approve the adoption of the Stock Option Plan.

          THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL
            AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
              THE ADOPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN

         GENERAL INFORMATION WITH RESPECT TO PROPOSALS 3, 4 AND 5 BELOW.

         Each of the following proposals (designated 3, 4 and 5) is being submitted to stockholders for a separate and distinct vote notwithstanding that same have a relationship, to some extent, with each other. For example, Proposal No. 4, the "Reverse Stock Split" proposal, if approved by stockholders and subsequently acted upon by the Company's Board, will necessarily increase the number of authorized but unissued shares of common stock without increasing total authorized shares. Proposal No. 3, the "Increase in Authorized Shares" proposal will permit an increase of authorized shares without having any effect upon currently issued and outstanding shares. Proposal No. 5, the "Change of Par Value" proposal is separate and distinct from the increase in authorized shares
- Proposal No. 3. If stockholders approve Proposal 3, the to be filed amended Certificate of Incorporation will be as indicated in Exhibit B while if stockholders approve both Proposals 3 and 5, the amended Certificate of Incorporation will be as indicated in Exhibit C. Conversely, if stockholders approve Proposal 5 and not Proposal 3 the amended Certificate will only be filed for purposes of reduction of par value.

               PROPOSAL NO. 3 - INCREASE THE AUTHORIZED SHARES OF
                COMMON STOCK OF THE COMPANY BY 260,000,000 SHARES

         The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's stockholders for their approval an amendment to the Company's Certificate of Incorporation to provide for an increase of the number of shares of common stock which the Company shall be authorized to issue from 40,000,000 to 300,000,000.

         As of the close of business on August 25, 2000 there were 26,648,879 shares of common stock outstanding. In addition the Company currently has certain principal obligations requiring the issuance of stock as a result of entering into the following financing agreements: (a) a Convertible Promissory Note dated July 27, 1999 in the principal sum of $316,165 bearing interest at the rate of 10% per annum and due and payable one year from date of issuance and
(b) a Convertible Promissory Note dated January 27, 2000 in the principal sum of $280,000 bearing interest at the rate of 10% per annum and due and payable one year from the date of issuance. The first of such two Convertible Promissory Notes entitles the holder to convert such outstanding indebtedness into shares of Company common stock at a conversion price equal to the lesser of (i) $.065 per share or (ii) a 35% discount from the average closing bid price for the common stock in the Pink Sheets for the five trading days immediately preceding the date of conversion while the second of such Convertible Promissory Notes provides for the same terms of conversion excepting that the conversion price is the lesser of (i) $.055 per share or (ii) the aforesaid 35% discount from market. Based upon the above referenced conversion terms and the fact that the average closing bid price for the common stock was $______ on August 25, 2000, the "lesser of" provision applies thereby obligating the Company to issue approximately ____________ shares of its common stock if conversions were to occur on August 25, 2000. This is exclusive of shares which must be issued for interest earned through date of conversion.

         The foregoing is also exclusive of the Company further being obligated to have available for issuance 4,000,000 shares of common stock upon the exercise of stock options which may be issued if Proposal 5 entitled "Approval of the Northeast Digital Networks, Inc. 2000 Stock Option Plan" is approved.

         Accordingly, as of August 25, 2000 the number of shares of common stock issued plus the number of shares of common stock reserved for issuance and/or obligated to be issued in accordance with terms of aforesaid Convertible Promissory Notes is greater than the number of shares of common stock available for issuance. Additionally, there are no additional shares of common stock available for issuance in connection with any potential future financings, any refinancing of outstanding financing obligations and/or for any other matters.

         Due to the fact that a significant percentage of authorized shares have been issued as referred to above (and a further __________ shares must be reserved for issuance pursuant to Convertible Promissory Note obligations and Non-Statutory Stock Option Plan - 4,000,000 shares if Proposal No. 2 is approved), the number of authorized, non-designated or reserved shares of common stock to be available for issuance by the Company in the future (for financing purposes or otherwise) necessitates an immediate increase in authorized shares. Hence, much of the Company's flexibility with respect to possible future equity and/or debt financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of common stock would otherwise be lost absent an increase in authorized shares.

         The Board of Directors recommends stockholder approval of the proposal to increase authorized shares of common stock so as to insure that a sufficient number of authorized and unissued shares are available (i) to meet existing obligations regarding aforementioned Convertible Promissory Notes, (ii) to reserve shares of common stock for issuance, assuming stockholder approval of the Company's 2000 Stock Option Plan (iii) to raise additional capital for the operations of the Company, if and when needed and (iv) for the financing of the acquisition of any businesses if the opportunities therefore were to occur in the future. As of the date hereof, the Company has no plans or arrangements for the issuance of any additional shares of common stock proposed to be authorized excepting with respect to meeting its obligations under items (i) and (ii) above. Assuming stockholder approval of this Proposal and if the opportunity arises in the future, such newly authorized shares would be available for issuance by the Board of Directors of the Company without further action by the stockholders, unless required by the Company's Certificate of Incorporation, its By-laws and/or by any regulatory agency including the Nasdaq rules. Neither the presently authorized shares of common stock nor the additional shares of common stock that may be authorized pursuant to this proposal have any preemptive rights.

         Notwithstanding the fact that, as heretofore indicated, the Company has no current plans for the issuance of the additional shares of common stock proposed to be authorized if such proposal is approved by the stockholders, no assurance can be given that the Company will not consider effecting an equity and/or debt offering of common stock or otherwise issuing such stock in the future for the purpose of raising additional working capital, acquiring businesses or assets or otherwise.

         The additional shares of common stock, if issued, would have a dilutive effect upon the percentage of equity of the Company owned by present stockholders. The issuance of such additional shares of common stock might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company has never paid dividends, has never adopted any policy with respect to the payment of dividends and does not intend to pay any cash dividends in the foreseeable future. In addition, the issuance of such additional shares of common stock, by reducing the percentage of equity of the Company owned by present shareholders, would reduce such present shareholders' ability to influence the election of directors or any other action taken by the holders of common stock.

         The authorization to issue the additional shares of common stock would provide management with the capacity to negate the efforts of unfriendly tender offerors through the issuance of securities to others who are friendly or desirable to management. This proposal is not the result of management's knowledge of any specific effort to accumulate shares of the Company's common stock or to obtain control of the Company in opposition to management or otherwise. The Company is not submitting this proposal to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek representation on the Board of Directors. The submission of this proposal is not part of any plan by the Company's management to adopt a series of amendments to the Certificate of Incorporation or By-laws so as to render the takeover of the Company more difficult.

         This proposal to increase the number of shares of common stock is deemed by the Company's Board to be necessary notwithstanding the fact that as recently as July 1997 shareholders had approved a 1 for 12 reverse stock split which at the time provided the Company with a significant number of authorized but not yet issued shares of common stock. At the time of such stock split 14,700,564 shares were outstanding which were immediately reduced to 1,225,047 shares outstanding out of the then authorized 40,000,000 shares of Company common stock.

         If the increase in common stock proposal is adopted by the Company's stockholders, such proposal will become effective on the date a Certificate of Amendment is filed with the Secretary of State of the State of Delaware (the Company's state of incorporation). The proposed form of such Amendment to the Certificate of Incorporation is annexed hereto as Exhibit B.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the outstanding shares of the Common Stock present in person or represented by Proxy at the Special Meeting and entitled to vote is required to approve the Increase in Authorized Common Stock Proposal.

          THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL
            AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
                      THE INCREASE IN COMMON STOCK PROPOSAL

                      PROPOSAL NO. 4 - REVERSE STOCK SPLIT
                 NO LESS THAN 1 FOR 4 BUT NO MORE THAN 1 FOR 50

GENERAL

         The Board of Directors of the Company has approved a proposal (the "Reverse Stock Split Proposal") to effect a reverse stock split of the Company's outstanding Common Stock, $.60 par value per share (the "Common Stock"), subject to the approval by the shareholders of the Company. Approval of the reverse stock split will authorize the Board in its discretion to effectuate a reverse stock split on no less than a 1 for 4 basis and no more than a 1 for 50 basis dependent upon current stock price and related considerations. For purposes of this Proxy Statement an assumption is being made - solely for illustrative purposes - that the Board will choose to effectuate a 1 for 4 reverse stock split. However, such may not be the case as the Board has the discretion to authorize up to a 1 for 50 reverse stock split. The Reverse Stock Split Proposal provides for the combination and reclassification of the presently issued and outstanding shares of Common Stock, into a smaller number of shares of identical Common Stock, on the basis of one share of Common Stock for each four (or greater number of shares up to 50) shares of Common Stock previously issued and outstanding (the "Reverse Stock Split"). Except as may result from the payment of cash for fractional shares as described below, each shareholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as each shareholder did immediately prior to the Reverse Stock Split. If approved by the shareholders of the Company as provided herein, the Reverse Stock Split will be effected in as timely a manner as is practicable and in accordance with applicable law (the "Effective Time" or "Effective Date"). Upon effectiveness the reverse split shall have the effect of reducing the number of issued and outstanding shares in accordance with such reverse stock split (thereby adding those shares of Common Stock otherwise canceled as a result of the reverse split to its currently authorized shares and thereby increasing the number of authorized and unissued shares of Company Common Stock which are not subject to reversal).

         The following discussion assumes, solely for illustrative purposes, a 1 for 4 reverse stock split.

         At the Effective Time, each share of Common Stock issued and outstanding will automatically be reclassified and converted into one-fourth of a share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split. Shareholders entitled to receive a fractional share of Common Stock as a consequence of the Reverse Stock Split will, instead, receive from the Company a cash payment in U.S. dollars equal to such fraction multiplied by four times the arithmetic mean average closing bid price per share of the Common Stock on the Pink Sheets LLC ("Pink Sheets") for the five trading days immediately preceding the Effective Date.

         The Company expects that, if the Reverse Stock Split Proposal is approved by the shareholders at the Special Meeting, the Reverse Stock Split will be effectuated promptly. However, notwithstanding approval of the Reverse Stock Split Proposal by the shareholders of the Company, the Board of Directors of the Company may elect not to effectuate or to delay the Effective Time of the Reverse Stock Split, if the Board of Directors determines that the Reverse Stock Split would not be in the best interest of the Company's shareholders at such time. As heretofore indicated, the Board of Directors may also determine the extent of the reverse stock split subject to the parameters hereinafter indicated (but no greater than 1 for 50). Factors leading to such a determination could include, without limitation, any possible effect on future securities offerings (see "Reasons for the Reverse Stock Split Proposal," below).

REASONS FOR THE REVERSE STOCK SPLIT PROPOSAL

         The primary purpose of the Reverse Stock Split is to combine the outstanding shares of Common Stock so that the Common Stock outstanding after giving effect to the Reverse Stock Split trades at a significantly higher price per share than the Common Stock outstanding before giving effect to the Reverse Stock Split.

         During the 1999 calendar year, the closing bid price for the Common Stock on the Pink Sheets LLC (the "Pink Sheets") ranged from $.375 to $.005 per share. The closing bid price for the Common Stock on August 25, 2000, was $_____ per share. The Company believes that such a low quoted market price per share may discourage potential new investors, increase market price volatility and decrease the liquidity of the Common Stock. Conversely, the Company believes that an increase in bid price of common stock may potentially minimize the spread between the "bid" and "asked" prices quoted by market makers, may enhance the Company's access to capital and may increase the Company's flexibility in responding to anticipated capital requirements.

         A secondary benefit that would be created as a result of approval of the Reverse Stock Split proposal is that the number of authorized but unissued shares would necessarily increase since only issued and outstanding shares are subject to Reverse Stock Split and all shares canceled as a result of the Reverse Stock Split will be added to authorized but unissued shares; it being understood that the number of currently authorized but unissued shares of Company Common Stock are not subject to reversal. The availability of additional authorized but unissued shares may be of benefit to the Company in the event that it engages in future (a) debt and/or equity financing and/or (b) acquisitions, mergers or other forms of business combinations - in which instances availability of such authorized but unissued shares may prove to be essential.

         For the above reasons, the Company believes that the Reverse Stock Split is in the best interests of the Company and its shareholders. However, there can be no assurances that the Reverse Stock Split will have the desired consequences. The Company anticipates that, following the consummation of the Reverse Stock Split, the Common Stock will trade at a price per share that is significantly higher than the current market price of the Common Stock. However, there can be no assurance that, following the Reverse Stock Split, the Common Stock will trade at four times the market price of the Common Stock prior to the Reverse Stock Split.

EFFECT OF THE REVERSE STOCK SPLIT PROPOSAL (ASSUMING 1 FOR 4 REVERSE STOCK SPLIT FOR ILLUSIVE PURPOSES ONLY)

         Subject to shareholder approval, the Reverse Stock Split Proposal will be effected in as timely a manner as is practicable and in accordance with applicable law (the "Effective Time" or "Effective Date"). The actual timing of the Effective Date (assuming approval of the Reverse Stock Split Proposal at the Special Meeting) will be determined by the Company's management (as well as the extent of the Reverse Stock Split as heretofore indicated) based upon their evaluation as to when such action will be most advantageous to the Company and its shareholders. The Company reserves the right to forego or postpone effectiveness of the Reverse Stock Split Proposal, if such action is determined to be in the best interests of the

Company and its shareholders.

         Each shareholder that owns fewer than four shares of Common Stock will have such shareholder's fractional share of Common Stock converted into the right to receive cash as set forth below in "Exchange of Stock Certificates and Payment for Fractional Shares." The interest of such shareholder in the Company will thereby be terminated, and such shareholder will have no right to share in the assets or future growth of the Company. Each shareholder that owns four or more shares of Common Stock will continue to own shares of Common Stock and will continue to share in the assets and future growth of the Company as a shareholder. Such interest will be represented by one-fourth as many shares as such shareholder owned before the Reverse Stock Split, subject to the adjustment for fractional shares in which case such shareholder shall receive cash in lieu of such fractional share. The number of shares of Common Stock that may be purchased upon the exercise of outstanding options, warrants, and other securities (including, but not limited to, Convertible Promissory Notes) convertible into, or exercisable or exchangeable for, shares of Common Stock (collectively, "Convertible Securities") and the per share exercise or conversion prices thereof, will be adjusted appropriately as of the Effective Date, so that the aggregate number of shares of Common Stock issuable in respect of Convertible Securities immediately following the Effective Date will be one-fourth of the number issuable in respect thereof immediately prior to the Effective Date, the per share exercise price immediately following the Effective Date will be 400% of the per share exercise or conversion price immediately prior to the Effective Date, and the aggregate exercise or conversion prices thereunder shall remain unchanged.

         The Reverse Stock Split will also result in some shareholders owning "odd lots" of less than 100 shares of Common Stock received as a result of the Reverse Stock Split. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

         The Company is currently authorized to issue 40,000,000 shares of Common Stock, of which 26,648,879 shares were issued and outstanding at the close of business on the Record Date (August 25, 2000).

         Adoption of the Reverse Stock Split will reduce the shares of Common Stock outstanding on the Record Date from 26,648,879 to approximately 6,662,220 (assuming a 1 for 4 Reverse Stock Split and could reduce the number of outstanding common shares to approximately 532,978 assuming a 1 for 50 Reverse Stock Split) but will not effect the number of authorized shares of Common Stock. After the Reverse Stock Split, the Company estimates that it will have approximately the same number of shareholders. Except for the receipt of cash in lieu of fractional interests, the reverse stock split will not affect any shareholder's proportionate equity interest in the Company.

         As a result of the Reverse Stock Split, the Company will have a greater number of authorized but unissued shares of Common Stock than prior to the Reverse Stock Split. The increase in the authorized but unissued shares of Common Stock could make a change in control of the Company more difficult to achieve. Under certain circumstances, such shares of Common Stock could be used to create voting impediments to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. Such shares could be sold privately to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines is not in the best interests of the Company and its shareholders.

         The increase in the authorized but unissued shares of Common Stock also may have the effect of discouraging an attempt by another person or entity, through acquisition of a substantial number of shares of Common Stock, to acquire control of the Company with a view to effecting a merger, sale of assets or a similar transaction, since the issuance of new shares could be used to dilute the stock ownership of such person or entity. Shares of authorized but unissued Common Stock could be issued to a holder who would thereby have sufficient voting power to assure that any such business combination or any amendment to the Company's Articles of Incorporation would not receive the shareholder vote required for approval thereof. The Board of Directors has no current plans to issue any shares of Common Stock for any such or other purpose, and does not intend to issue any stock except on terms or for reasons which the Board of Directors deems to be in the best interests of the Company.

         The Common Stock is currently listed on the Pink Sheets, under the trading symbol GSMI.

EXCHANGE OF STOCK CERTIFICATES AND PAYMENT FOR FRACTIONAL SHARES

         The combination and reclassification of shares of Common Stock pursuant to the Reverse Stock Split will occur automatically on the Effective Date without any action on the part of shareholders of the Company and without regard to the date certificates representing shares of Common Stock prior to the Reverse Stock Split are physically surrendered for new certificates. If the number of shares of Common Stock to which a holder is entitled as a result of the Reverse Stock Split would otherwise include a fraction, the Company will pay to the shareholder, in lieu of issuing fractional shares of the Company, cash in an amount equal to the same fraction multiplied by four times the average closing price of the Common Stock on the Pink Sheets for the five days immediately preceding the Effective Date. A change in the closing price of the Common Stock will affect the amount received by shareholders in lieu of fractional shares.

         As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for shares of Common Stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of Common Stock such shareholder is entitled to receive as a consequence of the Reverse Stock Split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each shareholder should surrender the certificates representing shares of Common Stock prior to the Reverse Stock Split, in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of Common Stock that he holds as a result of the Reverse Stock Split and any cash payable in lieu of a fractional share.

SHAREHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

         After the Effective Date, each certificate representing shares of Common Stock outstanding prior to the Effective Date (an "Old Certificate") will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of Common Stock, and the right to receive from the Company the amount of cash for any fractional shares, into which the shares of Common Stock evidenced by such certificate have been converted by the Reverse Stock Split, except that the holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions payable by the Company after the Effective Date, until the Old Certificates have been surrendered. Such dividends and distributions, if any, will be accumulated, and at the time of surrender of the Old Certificates, all such unpaid dividends or distributions will be paid without interest.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

         The following discussion summarizes certain material federal income tax considerations relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986 (the "Code"), existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. ALL SHAREHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS.

         This discussion may not address certain federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances or to certain types of shareholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax- exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws.

SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION.

         The Company should not recognize any gain, or loss as a result of the Reverse Stock Split. No gain or loss should be recognized by a shareholder who receives only Common Stock upon the Reverse Stock Split. A shareholder who receives cash in lieu of a fractional share of Common Stock that otherwise would be held as a capital asset generally should recognize capital gain or loss on an amount equal to the difference between the cash received and the shareholder's basis in such fractional share of Common Stock. For this purpose, a shareholder's basis in such fractional share of Common Stock will be determined as if the shareholder actually received such fractional share. Except as provided with respect to fractional shares, the aggregate tax basis of the shares of Common Stock held by a shareholder following the Reverse Stock Split will equal the shareholder's aggregate basis in the Common Stock held immediately prior to the Reverse Stock Split and generally will be allocated among the shares of Common Stock held following the Reverse Stock Split on a pro-rata basis. Shareholders who have used the specific identification method to identify their basis in shares of Common Stock combined in the Reverse Stock Split should consult their own tax advisors to determine their basis in the post-Reverse Stock Split shares of Common Stock received in exchange therefor.

DISSENTER'S RIGHTS

         Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to the proposed amendment to the Certificate of Incorporation to effect the Reverse Stock Split.

REQUIRED VOTE FOR APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

         The affirmative vote of the holders of a majority of the Common Stock present or represented at the Special Meeting is required to approve the Reverse Stock Split Proposal. Proxies solicited by the Board of Directors will be voted in favor of this Proposal unless stockholders specify otherwise.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE REVERSE STOCK SPLIT PROPOSAL.

               PROPOSAL NO. 5 - REDUCTION IN PAR VALUE OF COMPANY
                         COMMON STOCK FROM $.60 TO $.001

         The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's stockholders for their approval an amendment to the Company's Certificate of Incorporation to provide for a decrease of par value per share of common stock from $.60 to $.001 per share.

         As a result of the filing of an amended Certificate of Incorporation in June 1998, the par value of the Company's common stock was changed from $.05 per share to $.60 per share, thereby creating a potential problem for potential purchasers of the Company's common stock. This potential problem arises by virtue of the fact that Section 153(a) of the Delaware Corporation Law indicates that "Shares of stock with par value may be issued for such CONSIDERATION, HAVING A VALUE NOT LESS THAN THE PAR VALUE (emphasis added) thereof, .." while subsequent Section 162(a) contains provisions for liability of stockholders who purchase stock that has not been paid for in full and states, in part, that when the whole consideration for shares has not been paid and corporate assets are insufficient to satisfy claims of creditors, the holder of such shares shall be bound to pay on each share held the sum necessary to complete the amount of the unpaid balance.

         In effect therefore, if one were to purchase shares at a price less than the current par value of $.60 (which almost certainly would be the purchase price considering current market price on August 25, 2000 of $_______) in violation of Section 153(a) liability to satisfy creditors claims may arise under Section 162(a), which liability, if imposed, would be based upon the difference between the price per share paid and the then higher par value per share. Under current circumstances this could lead a purchaser to be responsible for the difference between $.60 per share and $______ per share for each share of common stock purchased.

         Unless and until par value is reduced it is unlikely that the Company will be able to attract potential investors or any other purchasers of its common stock or lenders of monies to the Company in accordance with either Convertible Preferred Stock, Convertible Debentures and/or Convertible Promissory Notes or otherwise. Any such financing participant would, in all likelihood, defer from being involved in such a transaction due to the potential liabilities described above. Management believes that this form of potential liability triggered by the purchase of Company shares of common stock for less that par value can, should be and may be eliminated by the reduction in the par value and, accordingly, considers stockholder approval of this transaction to be quite important for the future development of the Company and for the Company's ability to negotiate with potential investors with a view towards raising funds for future business operations.

REQUIRED VOTE FOR APPROVAL OF THE REDUCTION IN PAR VALUE PROPOSAL

         The affirmative vote of the holders of a majority of the Common Stock present or represented at the Special Meeting is required to approve the Reduction in Par Value Proposal. Proxies solicited by the Board of Directors will be voted in favor of this Proposal unless stockholders specify otherwise.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE REDUCTION OF PAR VALUE PROPOSAL.

                                 OTHER BUSINESS

         The Board of Directors does not know of any matters to be presented for consideration at the Special Meeting other than the matters described in the Notice of Special Meeting, but if other matters are presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their judgment.

               STOCKHOLDERS PROPOSALS AND NOMINATIONS FOR THE 2000
                         ANNUAL MEETING OF STOCKHOLDERS

         The Company anticipates that the 2000 Annual Meeting for fiscal year ended March 31, 2000 will be held on or about December 15, 2000 and that the proxy materials for the 2000 Annual Meeting will be mailed on or before November 15, 2000. If any stockholder wishes a proposal to be considered for inclusion in the 2000 Proxy Statement, this material must be received by the Chairman of the Board no later than September 13, 2000.

                             SOLICITATION OF PROXIES

         The accompanying Proxy is solicited by the Board of Directors, and the cost of such solicitation will be borne by the Company. Proxies may be solicited by directors, officers and employees of the Company, none of whom will receive any additional compensation for his or her services. Solicitation of Proxies may be made personally or by mail, telephone, telegraph, facsimile or messenger. The Company will pay persons holding shares of the Common Stock in their names or in the names of nominees, but not owning such shares beneficially (such as brokerage houses, banks and other fiduciaries) for the reasonable expense of forwarding soliciting materials to their principals.

                                              By Order of the Board of Directors


                                              Joseph A. Rosio
                                              Chairman of the Board of Directors

New York, New York
August 29, 2000

                                  EXHIBIT INDEX

NUMBER                             DESCRIPTION

Exhibit A           2000 Non-Statutory Stock Option Plan

Exhibit B           Proposed  Amended  Certificate of  Incorporation  Increasing
                    Authorized Shares

Exhibit C           Proposed Amended Certificate of Incorporation for Increasing
                    Authorized and Changing Par Value

                                    Exhibit A


                        NORTHEAST DIGITAL NETWORKS, INC.
                      2000 NON-STATUTORY STOCK OPTION PLAN

1.       PURPOSE OF THIS PLAN.

         This Non-Statutory Stock Option Plan (the "Plan") is intended as an employment incentive, to aid in attracting and retaining in the employ or service of Northeast Digital Networks, Inc. (the "Company"), a Delaware corporation, and any Affiliated Corporation, persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company. This Plan provides for the issuance of non-statutory stock options ("NSOs" or "Options") which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.       ADMINISTRATION OF THIS PLAN.

         The Company's Board of Directors ("Board") may appoint and maintain as administrator of this Plan the Compensation Committee (the "Committee") of the Board which shall consist of at least three members of the Board. Until such time as the Committee is duly constituted, the Board itself shall have and fulfill the duties herein allocated to the Committee. The Committee shall have full power and authority to designate Plan participants, to determine the provisions and terms of respective NSOs (which need not be identical as to number of shares covered by any NSO, the method of exercise as related to exercise in whole or in installments, or otherwise), including the NSO price, and to interpret the provisions and supervise the administration of this Plan. The Committee may, in its discretion, provide that certain NSOs not vest (that is, become exercisable) until expiration of a certain period after issuance or until other conditions are satisfied, so long as not contrary to this Plan.

         A majority of the members of the Committee shall constitute a quorum. All decisions and selections made by the Committee pursuant to this Plan's provisions shall be made by a majority of its members. Any decision reduced to writing and signed by all of the members shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it deems advisable. If at any time the Board shall consist of seven or more members, then the Board may amend this Plan to provide that the Committee shall consist only of Board members who shall not have been eligible to participate in this Plan (or similar stock or stock option plan) of the Company or its affiliates at any time within one year prior to appointment to the Committee.

         All NSOs granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the holders of a majority of the Company's outstanding shares, and if such approval is not obtained, all NSOs previously granted shall be void. Each NSO shall be evidenced by a written agreement containing terms and conditions established by the Committee consistent with the provisions of this Plan.

3.       DESIGNATION OF PARTICIPANTS.

         The persons eligible for participation in this Plan as recipients of NSOs shall include full-time and part-time employees (as determined by the Committee) and officers of the Company or of an Affiliated Corporation. In addition, directors of the Company or any Affiliated Corporation who are not employees of the Company or an Affiliated Corporation and any attorney, consultant or other adviser to the Company or any Affiliated Corporation shall be eligible to participate in this Plan. For all purposes of this Plan, any director who is not also a common law employee and is granted an option under this Plan shall be considered an "employee" until the effective date of the director's resignation or removal from the Board of Directors, including removal due to death or disability. The Committee shall have full power to designate, from among eligible individuals, the persons to whom NSOs may be granted. A person who has been granted an NSO hereunder may be granted an additional NSO or NSOs, if the Committee shall so determine. The granting of an NSO shall not be construed as a contract of employment or as entitling the recipient thereof to any rights of continued employment.

4.       STOCK RESERVED FOR THIS PLAN.

         Subject to adjustment as provided in Paragraph 9 below, a total of 4,000,000 shares of Common Stock ("Stock"), of the Company shall be subject to this Plan. The Stock subject to this Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company or any Affiliated Corporation, and such amount of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding NSOs at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. Should any NSO expire or be canceled prior to its exercise in full, the unexercised shares theretofore subject to such NSO may again be subjected to an NSO under this Plan.

5.       OPTION PRICE.

         The purchase price of each share of Stock placed under NSO shall not be less than fifty percent (50%) of the fair market value of such share on the date the NSO is granted. The fair market value of a share on a particular date shall be deemed to be the average of either (i) the highest and lowest prices at which shares were sold on the date of grant, if traded on a national securities exchange, (ii) the high and low prices reported in the consolidated reporting system, if traded on a "last sale reported" system, such as NASDAQ, or (iii) the high bid and high asked price for over-the-counter securities. If no transactions in the Stock occur on the date of grant, the fair market value shall be determined as of the next earliest day for which reports or quotations are available. If the common shares are not then quoted on any exchange or in any quotation medium at the time the option is granted, then the Board of Directors or Committee will use its discretion in selecting a good faith value believed to represent fair market value based on factors then known to them. The cash proceeds from the sale of Stock are to be added to the general funds of the Company.

6.       EXERCISE PERIOD.

         (a) The NSO exercise period shall be a term of not more than ten (10) years from the date of granting of each NSO and shall automatically terminate:

          (i) Upon termination of the optionee's employment with the Company for cause;

          (ii) At the expiration of twelve (12) months from the date of termination of the optionee's employment with the Company for any reason other than death, without cause; provided, that if the optionee dies within such twelve-month period, subclause (iii) below shall apply; or

          (iii) At the expiration of fifteen (15) months after the date of death of the optionee.

         (b) "Employment with the Company" as used in this Plan shall include employment with any Affiliated Corporation, and NSOs granted under this Plan shall not be affected by an employee's transfer of employment among the Company and any Parent or Subsidiary thereof. An optionee's employment with the Company shall not be deemed interrupted or terminated by a bona fide leave of absence (such as sabbatical leave or employment by the Government) duly approved, military leave, maternity leave or sick leave.

7.       EXERCISE OF OPTIONS.

         (a) The Committee, in granting NSOs, shall have discretion to determine the terms upon which NSOs shall be exercisable, subject to applicable provisions of this Plan. Once available for purchase, unpurchased shares of Stock shall remain subject to purchase until the NSO expires or terminates in accordance with Paragraph 6 above. Unless otherwise provided in the NSO, an NSO may be exercised in whole or in part, one or more times, but no NSO may be exercised for a fractional share of Stock.

         (b) NSOs may be exercised solely by the optionee during his lifetime, or after his death (with respect to the number of shares which the optionee could have purchased at the time of death) by the person or persons entitled thereto under the decedent's will or the laws of descent and distribution.

         (c) The purchase price of the shares of Stock as to which an NSO is exercised shall be paid in full at the time of exercise and no shares of Stock shall be issued until full payment is made therefor. Payment shall be made either (i) in cash, represented by bank or cashier's check, certified check or money order (ii) in lieu of payment for bona fide services rendered, and such services were not in connection with the offer or sale of securities in a capital raising transaction, (iii) by delivering shares of the Company's Common Stock which have been beneficially owned by the optionee, the optionee's spouse, or both of them for a period of at least six (6) months prior to the time of exercise (the "Delivered Stock") in a number equal to the number of shares of Stock being purchased upon exercise of the NSO or (iv) by delivery of shares of corporate stock which are freely tradeable without restriction and which are part of a class of securities which has been listed for trading on the NASDAQ system or a national securities exchange, with an aggregate fair market value equal to or greater than the exercise price of the shares of Stock being purchased under the NSO, or (v) a combination of cash, services, Delivered Stock or other corporate shares. An NSO shall be deemed exercised when written notice thereof, accompanied by the appropriate payment in full, is received by the Company. No holder of an NSO shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any shares of Stock purchasable upon exercise of any part of an NSO unless and until certificates representing such shares shall have been issued by the Company to him or her.

8.       ASSIGNABILITY.

         No NSO shall be assignable or otherwise transferable (by the optionee or otherwise) except by will or the laws of descent and distribution or except as permitted in accordance with SEC Release No.33-7646 as effective April 7, 1999 and in particular that portion thereof which expands upon transferability as is contained in Article III entitled "Transferable Options and Proxy Reporting" as indicated in Section A 1 through 4 inclusive and Section B thereof. No NSO shall be pledged or hypothecated in any manner, whether by operation of law or otherwise, nor be subject to execution, attachment or similar process.

9.       REORGANIZATIONS AND RECAPITALIZATIONS OF THE COMPANY.

         (a) The existence of this Plan and NSOs granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale, exchange or transfer of all or any part of its assets or business, or the other corporation act or proceeding, whether of a similar character or otherwise.

         (b) The shares of Stock with respect to which NSOs may be granted hereunder are shares of the Common Stock of the Company as currently constituted. If, and whenever, prior to delivery by the Company of all of the shares of Stock which are subject to NSOs granted hereunder, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, a stock split, combination of shares (reverse stock split) or recapitalization or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then the number of shares of Stock available under this Plan and the number of shares of Stock with respect to which NSOs granted hereunder may thereafter be exercised shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased, and the cash consideration payable per share shall be proportionately reduced; and
(ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration payable per share shall be proportionately increased.

         (c) If the Company is reorganized, merged, consolidated or party to a plan of exchange with another corporation pursuant to which shareholders of the Company receive any shares of stock or other securities, there shall be substituted for the shares of Stock subject to the unexercised portions of outstanding NSOs an appropriate number of shares of each class of stock or other securities which were distributed to the shareholders of the Company in respect of such shares of Stock in the case of a reorganization, merger, consolidation or plan of exchange; provided, however, that all such NSOs may be canceled by the Company as of the effective date of a reorganization, merger, consolidation, plan of exchange, or any dissolution or liquidation of the Company, by giving notice to each optionee or his personal representative of its intention to do so and by permitting the purchase of all the shares subject to such outstanding NSOs for a period of not less than thirty (30) days during the sixty (60) days next preceding such effective date.

         (d) Except as expressly provided above, the Company's issuance of shares of Stock of any class, or securities convertible into shares of Stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into shares of Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to NSOs granted hereunder or the purchase price of such shares.

10.      PURCHASE FOR INVESTMENT.

         Unless the shares of Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising an NSO under this Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

11.       EFFECTIVE DATE AND EXPIRATION OF THIS PLAN.

         This Plan shall be effective as of __________, 2000 the date of its adoption by the Board, subject to the approval of the Company's shareholders, and no NSO shall be granted pursuant to this Plan after its expiration. This Plan shall expire on __________, 2010 except as to NSOs then outstanding, which shall remain in effect until they have expired or been exercised.

12.      AMENDMENTS OR TERMINATION.

         The Board may amend, alter or discontinue this Plan at any time in such respects as it shall deem advisable in order to conform to any change in any other applicable law, or in order to comply with the provisions of any rule or regulation of the Securities and Exchange Commission required to exempt this Plan or any NSOs granted thereunder from the operation of Section 16(b) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or in any other respect not inconsistent with Section 16(b) of the Exchange Act; provided, that no amendment or alteration shall be made which would impair the rights of any participant under any NSO theretofore granted, without his consent (unless made solely to conform such NSO to, and necessary because of, changes in the foregoing laws, rules or regulations), and except that no amendment or alteration shall be made without the approval of shareholders which would:

     (a) Increase the total number of shares reserved for the purposes of this Plan or decrease the NSO price provided for in Paragraph 5 (except as provided in Paragraph 9), or change the classes of persons eligible to participate in this Plan as provided in Paragraph 3; or

     (b) Extend the NSO period provided for in Paragraph 6; or

     (c) Materially increase the benefits accruing to participants under this Plan; or

     (d) Materially modify the requirements as to eligibility for participation in this Plan; or

     (e) Extend the expiration date of this Plan as set forth in Paragraph 11.

13.      GOVERNMENT REGULATIONS.

         This Plan, and the granting and exercise of NSOs hereunder, and the obligation of the Company to sell and deliver shares of Stock under such NSOs, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.      LIABILITY.

         No member of the Board of Directors, the Committee or officers or employees of the Company or any Affiliated Corporation shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

15.      MISCELLANEOUS.

         (a) The term "Affiliated Corporation" used herein shall mean any Parent or Subsidiary.

         (b) The term "Parent" used herein shall mean any corporation owning 50 percent or more of the total combined voting stock of all classes of the Company or of another corporation qualifying as a Parent within this definition.

         (c) The term "Subsidiary" used herein shall mean any corporation more than 50 percent of whose total combined voting stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

16.      OPTIONS IN SUBSTITUTION FOR OTHER OPTIONS.

         The Committee may, in its sole discretion, at any time during the term of this Plan, grant new options to an employee under this Plan or any other stock option plan of the Company on the condition that such employee shall surrender for cancellation one or more outstanding options which represent the right to purchase (after giving effect to any previous partial exercise thereof) a number of shares, in relation to the number of shares to be covered by the new conditional grant hereunder, determined by the Committee. If the Committee shall have so determined to grant such new options on such a conditional basis ("New Conditional Options"), no such New Conditional Option shall become exercisable in the absence of such employee's consent to the condition and surrender and cancellation as appropriate. New Conditional Options shall be treated in all respects under this Plan as newly granted options. Option may be granted under this Plan from time to time in substitution for similar rights held by employees of other corporations who are about to become employees of the Company or an Affiliated Corporation, or the merger or consolidation of the employing corporation with the Company or an Affiliated Corporation, or the acquisition by the Company or an Affiliated Corporation of the assets of the employing corporation, or the acquisition by the Company or an Affiliated Corporation of stock of the employing corporation as the result of which it becomes an Affiliated Corporation.

17.      WITHHOLDING TAXES.

         Pursuant to applicable federal and state laws, the Company may be required to collect withholding taxes upon the exercise of a NSO. The Company may require, as a condition to the exercise of a NSO, that the optionee concurrently pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise, in such amount as the Committee or the Company in its discretion may determine. In lieu of part or all of any such payment, the optionee may elect to have the Company withhold from the shares to be issued upon exercise of the option that number of shares having a Fair Market Value equal to the amount which the Company is required to withhold.

18. TRANSFERABILITY IN ACCORDANCE WITH FORM S-8 AS AMENDED AND EFFECTIVE APRIL 7, 1999.

         Notwithstanding anything to the contrary as may be contained in this Plan regarding rights as to transferability or lack thereof, all options granted hereunder may and shall be transferable to the extent permitted in accordance with SEC Release No. 33-7646 entitled "Registration of Securities on Form S-8" as effective April 7, 1999 and in particular in accordance with that portion of such Release which expands Form S-8 to include stock option exercise by family members so that the rules governing the use of Form S-8 (a) do not impede legitimate intra family transfer of options and (b) may facilitate transfer for estate planing purposes - all as more specifically defined in Article III, Sections A and B thereto, the contents of which are herewith incorporated by reference.

                                                Northeast Digital Networks, Inc.

ATTEST:

                                                By: Joseph A. Rosio
                                                Chairman of the Board


By:                       , Secretary

(SEAL)

                         CERTIFICATION OF PLAN ADOPTION

         I, the undersigned Secretary of this Corporation, hereby certify that the foregoing 2000 Non-Statutory Stock Option Plan was duly approved by the requisite number of holders of the issued and outstanding Common Stock of this corporation as of September 29, 2000.

                                                            --------------------
                                                                  , Secretary

(SEAL)

                                OPTION AGREEMENT

The undersigned hereby grants                         (pursuant to the Northeast
Digital Networks, Inc. 2000 Non-Statutory Stock Option Plan dated _________, 2000 attached hereto) an option to purchase _________shares of Northeast Digital Networks, Inc. (the "Corporation").

Option Period.  This option shall be for a period of      years from the date of
this Option Agreement ("Option Period").

Option Price. The option price shall be $ per share for an aggregate of $ if the entire shares are purchased. The option price of the shares of Common Stock shall be paid in full at the time of exercise and no shares of Common Stock shall be issued until full payment is made therefor. Payment shall be made either (i) in cash, represented by bank or cashier's check, certified check or money order (ii) in lieu of payment for bona fide services rendered, and such services were not in connection with the offer or sale of securities in a capital-raising transaction, (iii) by delivering shares of the undersigned's Common Stock which have been beneficially owned by the optionee, the optionee's spouse, or both of them for a period of at least six (6) months prior to the time of exercise (the "Delivered Stock") in a number equal to the number of shares of Stock being purchased upon exercise of the Option or (iv) by delivery of shares of corporate stock which are freely tradeable without restriction and which are part of a class of securities which has been listed for trading on the NASDAQ system or a national securities exchange, with an aggregate fair market value equal to or greater than the exercise price of the shares of Stock being purchased under the Option, or (v) a combination of cash, services, Delivered Stock or other corporate shares.

Shareholder Rights. No holder of an Option shall be, or have any of the rights and privileges of, a shareholder of the Corporation in respect of any shares of Common Stock purchasable upon exercise of any part of an Option unless and until certificates representing such shares shall have been issued by the Corporation to him or her.

Determination of Exercise Date. This Option or a portion of this Option shall be deemed exercised when written notice thereof, accompanied by the appropriate payment in full, is received by the Corporation.

Date: ___________, 2000
                                                NORTHEAST DIGITAL NETWORKS, INC.

                                                By: Joseph A. Rosio
                                                Chairman of the Board



                                                By:                  , Secretary

                                    Exhibit B

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

         Northeast Digital Networks, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of said corporation, at a meeting duly held, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

         RESOLVED, that the Certificate of Incorporation of Northeast Digital Networks, Inc. be amended by adding a new Article Twelfth as hereinafter indicated and by changing the current Fourth Article thereto so that, as amended, said Article Fourth shall be and read as follows:

                  "FOURTH" The total number of shares of stock which the Corporation shall have authority to issue is Three Hundred Eight Million (308,000,000) of which 300,000,000 Shares shall be Common Stock, par value $.60 per share without cumulative voting rights and without any preemptive rights and 8,000,000 shares shall be Preferred Stock, par value $.01 per share.

                  "TWELFTH" No Director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for the payment of unlawful dividends or unlawful stock repurchases or redemptions under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the Director derived an improper personal benefit.

         SECOND: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of sections 242 and 228 of the General Corporation Law of the State of Delaware.

         THIRD: That this Certificate of Amendment of the Certificate of Incorporation shall be effective immediately upon filing.

         FOURTH: The amendment to the Certificate of Incorporation was authorized by an affirmative vote of the holders of at least a majority of all outstanding shares entitled to vote on an amendment to the Certificate of Incorporation at the Special Meeting of Shareholders. Said authorization being subsequent to the affirmative vote of the Board of Directors

         IN WITNESS WHEREOF, said Northeast Digital Networks, Inc. has caused this certificate to be signed by Joseph A. Rosio, its Chairman of the Board, and attested by _______________, its Secretary, THIS day of August, 2000.

                                            NORTHEAST DIGITAL NETWORKS, INC.




                                            Joseph A. Rosio
                                            Chairman of the Board

ATTEST:

________________, Secretary

                                    Exhibit C

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

         Northeast Digital Networks, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of said corporation, at a meeting duly held, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

         RESOLVED, that the Certificate of Incorporation of Northeast Digital Networks, Inc. be amended by adding a new Article Twelfth as hereinafter indicated and by changing the current Fourth Article thereto so that, as amended, said Article Fourth shall be and read as follows:

                  "FOURTH" The total number of shares of stock which the Corporation shall have authority to issue is Three Hundred Eight Million (308,000,000) of which 300,000,000 shares shall be Common Stock, par value $.001 per share without cumulative voting rights and without any preemptive rights and 8,000,000 shares shall be Preferred Stock, par value $.01 per share.

                  "TWELFTH" No Director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for the payment of unlawful dividends or unlawful stock repurchases or redemptions under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the Director derived an improper personal benefit.

         SECOND: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of sections 242 and 228 of the General Corporation Law of the State of Delaware.

         THIRD: That this Certificate of Amendment of the Certificate of Incorporation shall be effective immediately upon filing.

         FOURTH: The amendment to the Certificate of Incorporation was authorized by an affirmative vote of the holders of at least a majority of all outstanding shares entitled to vote on an amendment to the Certificate of Incorporation at the Special Meeting of Shareholders. Said authorization being subsequent to the affirmative vote of the Board of Directors

         IN WITNESS WHEREOF, said Northeast Digital Networks, Inc. has caused this certificate to be signed by Joseph A. Rosio, its Chairman of the Board, and attested by _______________, its Secretary, THIS day of August, 2000.

                                            NORTHEAST DIGITAL NETWORKS, INC.




                                            Joseph A. Rosio
                                            Chairman of the Board

ATTEST:

________________, Secretary